UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 9, 2023, as previously disclosed, the Company convened its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

The Company’s definitive Proxy Statement for the Annual Meeting included three proposals to be voted on by the stockholders at the Annual Meeting, and details regarding each proposal may be found in the definitive Proxy Statement. On the record date of September 15, 2023, there were 14,651,883 shares of Common Stock outstanding and eligible to vote. At the Annual Meeting, the stockholders: (i) elected the two persons identified below to serve as Class I directors of the Company to hold office until the third annual meeting of stockholders following their election; (ii) ratified the appointment of Malone Bailey LP as the independent registered public accounting firm of the Company, and (iii) approved an amendment (in the event it is deemed by the Company’s Board of Directors to be advisable) to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at an exchange ratio ranging from one-for-two (1:2) to one-for-ten (1:10), with the exact ratio to be determined by the Company’s Board of Directors.

Proposal 1: Election of directors

The two nominees for election as Class I directors were elected based upon the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bruce M. Rodgers	2,984,554	780,464	3,298,991
Carollinn Gould	2,962,679	802,339	3,298,991

Proposal 2: Ratification of independent registered public accounting firm

The appointment of Malone Bailey LP to serve as the Company’s independent registered accounting firm for fiscal year 2022 was ratified as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
6,615,558	381,589	66,862	-

Proposal 3: Approval of an amendment (in the event it is deemed by the Company’s Board of Directors to be advisable) to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at an exchange ratio ranging from one-for-two (1:2) to one-for-ten (1:10), with the exact ratio to be determined by the Company’s Board of Directors.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
5,835,021	1,224,805	4,183	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc

Date:	November 13, 2023	By:	/s/ Richard Russell
Richard Russell, CFO